UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers: Election of Directors, Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Election of Carol Cicero as a Director

Effective as of January 10, 2022, our board of directors increased to eleven the number of directors on the board and elected Carol Cicero to fill the newly created Class III director position. Although the term of the Class III directors expires at the 2023 annual meeting of stockholders, because she was elected to this position by the board, Ms. Cicero will serve as a Class III director until the 2022 annual meeting of stockholders and when her successor is duly elected and qualifies. Subject to the board’s nomination, Ms. Cicero will stand for re-election as a Class III director at the annual meeting of stockholders to be held in 2022, to serve for a term expiring at the 2023 annual meeting of stockholders and when her successor is duly elected and qualifies.

For more than the past 30 years, Ms. Cicero has served in various positions in the multi-family property management industry, including service from 2014 to January 2021, as Group Vice President for RAM Partners, LLC. RAM Partners manages six properties in which we have an interest.

Appointment of Ryan Baltimore as a Chief Operating Officer

Effective as of January 10, 2022, Ryan Baltimore, was appointed by our board of directors to serve as our Chief Operating Officer. Mr. Baltimore, age 30, has been employed by us since 2013 and from 2019 through his appointment as COO, served as our Senior Vice President – Acquisitions.

Section 8 - Other Events

Item 8.01 Other Events:

In December 2021, the payment of the following fees to these related parties for the performance of Services (as defined) in 2022 was approved: Israel Rosenzweig, $63,840; Frederic H. Gould, $210,000; Matthew J. Gould, $255,255; David W Kalish, $243,101; Mark H. Lundy, $110,250; Isaac Kalish, $287,201 and Steven Rosenzweig, $298,147. The term “Services” refers to the following services: participating in our property analysis and approval process, property disposition consultation and review, developing and maintaining banking and financing relationships, providing investment advice, and long-term planning and consulting with our executives and employees in other aspects of our business, as required.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
101	Cover Page Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

January 11, 2022	/s/ George Zweier
George Zweier, Vice President
and Chief Financial Officer